SHAREHOLDER UPDATE

OPERATIONAL TURNAROUND

AI FOUNDATION FOR THE FUTURE

vipplay INC.

LES OTTOLENGHI
CEO VIP PLAY INC
LAS VEGAS, NEVADA

CHARLOTTE, NORTH CAROLINA
NOVEMBER 24, 2025

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this Shareholder Update that are not descriptions of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations and are subject to risks and uncertainties that couldnegatively affect our business, operating results, financial condition and stock price. VIP Play, Inc. (the "Company," "we," "us," or "our") has attempted to identifyforward-looking statements by terminology including "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should," or "will" or the negative of these terms or other comparable terminology. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy,short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the section titled "Risk Factors" in our Annual Report on Form 10-K. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors onour business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in anyforward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Shareholder Update may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements contained in this Shareholder Update include, but are not limited to, statements about:

- the online gambling industry;
- the impact of AI to our business;
- our financial performance;
- our ability to attract and retain customers;
- our ability to expand our business; and
- our estimates regarding capital requirements and needs for additional financing.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this Shareholder Update.

You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Because we are a OTC-traded company, investors should consider the additional risks associated with limited liquidity, reduced public information requirements, and heightened market volatility. Investors are encouraged to review the Company's filings,disclosures, and risk factors available through the OTC markets and any reports filed with applicable regulatory authorities. **Nothing in this Shareholder Update constitutes an offer to sell or a solicitation of an offer to buy any securities.**

Sports Book Functions Turned Around

Performance Highlights

- Transition from sharp bettors to profitable casual players
- – 93% decrease in Sharp Wager from June
- Positive GGR growth across 3 consecutive months
- Improved operational transparency and alignment with Finance and IT
- Daily reviews and performance tracking ensure responsiveness

Improvement Across All Numbers

Month	Customers	Active	Wager $	Wager FB	Payout	Won/(Loss)	Hold
5	700	368	$315,939	$59,490	$354,280	($38,341)	-12%
6	1,052	329	$333,757	$38,461	$362,996	($29,240)	-9%
7	1,310	240	$212,890	$19,765	$218,187	($5,297)	-2%
8	1,739	450	$415,400	$28,511	$412,106	$3,294	1%
9	2,150	606	$220,271	$32,167	$216,385	$3,886	2%
10	2,389	388	$177,847	$16,748	$162,818	$15,029	8%
		Total	$1,676,104	$195,142	$1,726,772	($50,669)	-3%

Customer Metrics Inform Value

Customer Performance

- Metrics indicate improved customer quality and retention
- Marketing funnel efficiency and better hold percentages
- Rising engagement across social and reactivation programs

Improvement Across All Numbers

Customer Acquisition Costs: CAC

Week	LEGACY	NEW
45	$145	$102
44	$329	$217
43	$307	$206
42	$153	$103
41	$201	$126
40	$161	$81
Average	$216	$139

CAC TARGET: $75

Disciplined Business Strategy Is Working

Leveraging AI to Lower Costs

1 AI & 142,000 Views

TikTok Views
481K and 131K


To this....
Diego Heisman pose

- Influencer & Referral Programs Can Drive Brand Awareness
- Potential Beat AI Campaign Launching Q1 2026
- ACH Rollout Complete; Attempting to Reactivate Dormant Users
- HubSpot & Hootsuite Shared-Service Rollout In Progress

Leveraging Management to Improve Revenue


Dollars
Profit / Loss by Segment
20000
10000
0
−10000
−20000
−30000
5
6
7
8
9
10
11
Sharp
Casual
VIP
Months

Performance Improvement Before Growth



Sports Book Revenue
$30,000
$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
($50,000)
($60,000)
($70,000)
$51
$13,033
$4,939
$4,167
($7,033)
$7,738
$1,375
($4,439)
$4,748
$18,824
$19,615
$24,870
($15,461)
($9,696)
($56,621)
($5,229)
$1,823
$69
$10,557
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Trailing 12 Months
Prior



Payroll
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$339,469
$466,342
$445,155
$425,902
$435,300
$460,223
$432,639
$591,591
$544,877
$493,917
$495,373
$456,664
$365,148
$309,340
$317,987
$326,491
$334,919
$333,369
$338,622
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Trailing 12 Months
Prior

VIP Improved by more than 150%

Marketing Expense Dropped – Revenue Increased



Marketing Expense
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$193,219
$161,538
$158,613
$134,285
$112,216
$108,527
$99,754
$83,452
$88,021
$76,860
$67,291
$64,392
$49,468
$43,724
$58,808
$30,500
$34,941
$35,391
$21,219
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Trailing 12 Months
Prior
Linear (Trailing 12 Months)



Lower Marketing Drove Higher Gaming Handle
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24
Jan-25
Feb-25
Mar-25
Apr-25
May-25
Jun-25
Jul-25
Aug-25
Sep-25
Oct-25
Sports Betting Handle
Sales and Marketing
Linear (Sports Betting Handle)

Compliance Is The First Priority

June 2025

Corporate Governance and Compliance

Risk Assessment and Management Framework

Compliance Areas Overview

A SWC TN Compliance — Active

Self-reported KYC violations remediated, Advisor engaged for internal controls alignment

B Purchasing / Invoicing — Implemented

Corporate card/Expense policy implemented; dual approvals required

C Labor Management — Monitoring

Hiring freeze, all team members/contractors accessed

D Marketing / Customer Offers — Active

All offers require General Manager approval

Risk Assessment Matrix

Old Management | New Management

	Negligible	Minor	Moderate	Major	Severe
Rare				A	A
Unlikely				A	
Possible		C	D	D	B C
Likely			C		

Low Risk | Medium Risk | High Risk | Critical Risk

Risk Items Reference

A SWC TN Compliance
KYC violations and internal controls alignment issues

B Purchasing / Invoicing
Corporate card and expense policy compliance

C Labor Management
Hiring freeze and contractor access management

D Marketing / Customer Offers
General Manager approval requirements for offers

October 2025

Corporate Governance and Compliance

Risk Assessment and Management Framework

Compliance Areas Overview

A SWC TN Compliance — Active

Self-reported KYC violations remediated, Advisor engaged for internal controls alignment

B Purchasing / Invoicing — Implemented

Corporate card/Expense policy implemented; dual approvals required

C Labor Management — Monitoring

Hiring freeze, all team members/contractors accessed

D Marketing / Customer Offers — Active

All offers require General Manager approval

Risk Assessment Matrix

Old Management | New Management

	Negligible	Minor	Moderate	Major	Severe
Rare					
Unlikely		B	A	A	
Possible		B	B		
Likely					

Low Risk | Medium Risk | High Risk | Critical Risk

Risk Items Reference

A SWC TN Compliance
KYC violations and internal controls alignment issues

B Purchasing / Invoicing
Corporate card and expense policy compliance

C Labor Management
Hiring freeze and contractor access management

D Marketing / Customer Offers
General Manager approval requirements for offers

vipplay INC.

Big Betting Platform Challenges

	April 2024	May 2024	June 2024	July 2024	August 2024	September 2024	October 2024	November 2024	December 2024	January 2025
Total Marketing Spend	$27,144.11	$18,083.00	$29,948.16	$10,618.99	$24,303.29	$37,521.02	$76,131.24	$93,457.47	$113,994.05	$112,005.46
New Customers	25	2	2	4	5	19	12	9	9	25
CAC	$1,085.76	$9,041.50	$14,974.08	$2,654.75	$4,860.66	$1,974.79	$6,344.27	$10,384.16	$12,666.01	$4,480.22

	February 2025	March 2025	April 2025	May 2025	June 2025	July 2025	August 2025	September 2025	October 2025
Total Marketing Spend	$112,644.89	$21,406.12	$46,870.00	$84,005.00	$67,713.00	$80,103.00	$71,816.00	$35,345.00	$24,900.00
New Customers	5	5	1	370	201	158	368	338	184
CAC	$22,528.98	$4,281.22	$46,870.00	$227.04	$336.88	$506.98	$195.15	$104.57	$135.33
				VIP LAUNCH					


Front-of-House Operational Activities
Back-of-house
Marketing and Analytics
Affiliates
Auxiliary Front-of-house


BETMGM
NBA Primetime: BKN vs. NOP
Kansas City Chiefs @ Las Vegas
Full Game
Top One Game Parlay Bets
Betslip

$375	CAC	35 Years	Casino System
40%	CHURN	8%	Retention Week 1
19%	FANS PLACE BETS%	39 states	Limited Market

Consumers Want Ai Experiences

vipplay INC.

70% TEAM SPIRIT

Deloitte

71% CHOOSE AI OVER AN APP

Forbes

80% MILLENIALS/GENZ STRONGLY PREFER AI OVER A HUMAN

FORBES

+50% EXPECT REWARDS

Outer Box Design

+70% GEN Z/MILLENNIALS –PERSONALIZED NEWS & BETTING TOOLS

TechCrunch

80% OMNICHANNEL EXPERIENCE

UC Today

60% COMMUNITY INTERESTS

Accenture

65%+ RAGING FAN

Edelman Digital

90% SPORTS FANS USE AN AI APP

Vxchnge

4 BETTING APPS PER CUSTOMER

Deloitte

51% PRIORITIZE EFFICIENT LOGISTICS – TICKETING, PARKING, APP WALKING ROUTES, GROUP SEATING OPTIONS

Deloitte

We Plan to Expand Our Scope

Launch Data Driven Program

Launch New Market Opportunity Tests

#1 Gaming Research & Innovation Center

BLACKFIRE INNOVATION

Executive Directors Joined VIP Play Inc.



Affiliate Program Influencers, Partners
15 Oct.
5 Nov.
Launch New VIP Play Website
New Payment Processor
29 Oct.
14 Nov.
Retention Program
Launch Hootsuite
10 Nov.
24 Nov.
Referral Program
HubSpot CRM Go-live
2 Jan. 2026
1Q26
Beat AI Campaign

We Intend To Offer Daily Fantasy Sports

Better CAC Rates

Metric	Value
Rake	10–15%
Monthly Revenue	$120k–$200k
Active Players Needed	8,000–12,000
Net Margin	20–30%

- DFS Contest Base In The U.S. Of 15-25 M Adults / $10-13B
- High Engagement Tied To NFL/NBA/CFB Cycles.
- Strategic Cross-Sell Pipeline Into Sportsbook Markets.
- Upside: Cross-Sell To Sportsbook & Retention Cycles.

15-25M Adults TAM



3:45
Contest Details
About
Entrants
Picks
Clear
Import Picks
$100
PLAYERS
PROPS
POINTS
Tiger Woods
70.5
Total
(STRs)
Brooks Koepka
5.5
Total
(BRDs)
Justin Thomas
67.5
Total
(STRs)
Dustin Johnson
12.5
Total
(PARs + BOGs)
Positions Filled: 0/5
Maximum Points: 0
ICE Pick: 0
Submit



2:01
PRIZEPICKS
$0.00
Derrick White
NBA
BOS - G
CLE 98 vs BOS 113 FINAL
LESS
28.0
FANTASY SCORE
SCORING
39.0
28.0
Jayson Tatum
NBA
BOS - F-G
CLE 98 vs BOS 113 FINAL
LESS
52.0
FANTASY SCORE
SCORING
61.5
52.0
Al Horford
NBA
BOS - C-F
CLE 98 vs BOS 113 FINAL
LESS
23.5
FANTASY SCORE
SCORING
55.5
23.5
Ranger Suárez
MLB
PHI - P
Wed, May 15 3:40 PM vs ...
LESS
33.5
PITCHER FANTASY SCORE
SCORING
30.0
33.5
My Lineup
Remove
Promos

We May Enter Skill-Based Games - Nationwide TAM

Casino Experience

METRIC	VALUE
Rake	8–20%
Monthly Revenue	$150k–$250k
Active Players Needed	~10,000
Net Margin	18–28%

- Skill-based Contest Base In The U.S. Of 10-20 M Adults / $9-11B.
- Legally Accessible Without Sportsbook Licenses In Many States.
- Enables National Brand Reach & Diversified Revenue.
- Upside: High Margin, Scalable, Non-seasonal.

Drives Social Gaming



NEW
THINK-O
SKILL SLOTS
POPULAR
HIT ME! BLACKJACK
BLOCKS
CLEAR THE DECK SOLITAIRE
21 OR BUST
Top Charts
Free Games
Paid Games
1 Triumph: Play for Cash
2 Stake US - Casino & Slots
3 Solitaire Smash: Real Cash!
4 FanDuel Casino - Real Money
5 MONOPOLY: Bingo!
6 Bubble Cash
7 Blitz - Win Cash
8 Cash Carnival - Win Real Money
THNDR

+AI Means Consumer Engagement

We Expect To Use AI

Ultimate Fan Experience

Experience Is AI Driven

Personalized



orangezone
Hub
Playbook Lab
Hype Studio
Recruiting
Face Paint
Trash Talk
Tennessee Football AI Intelligence
Smart analytics and AI insights for Volunteer Nation — get real-time updates on recruiting, strategy, and performance
Ask Tennessee Football AI...
Ask AI
Popular questions:
What are Tennessee's chances this season?
Tell me about the Volunteers' recent recruiting
How has the team performed in SEC play?
What's the latest on Tennessee's coaching staff?
Analyze Tennessee's offensive strategy
Compare Tennessee to other SEC teams
Win Streak
4
Next Game
3 days
Recruiting Rank
#8
HYPE STUDIO
Vols Playbook Lab
AI draws the play diagram while you edit it together
Interactive play drawing
Formation templates
Real-time collaboration
Hype Video Studio
Choose clips + text, AI edits live while you tweak the vibe sliders
Music energy control
Hype level slider
Announcer tone adjustment
Recruiting Builder
AI lets you draft prospects into a class, then simulates next season outcomes
Prospect scouting
Class simulation
Season outcome prediction
Face Paint Generator
Upload your photo and add Vols face paint, logos, and effects with video animation
Photo upload
Custom face paint
Animated video effects
Trash Talk Generator
Select opposing teams and generate epic trash talk content with AI assistance
Team rivalry content
AI-powered roasts
Shareable quotes



orangezone
AI- TAILGATE MAP EMBEDDED WITH E-COMMERCE SITES
Vol Tailgate Assistant
vipplay

*+AI Means **Consumer Engagement***

One AI Platform For A Complete Sport Experience Could Be Effective

AI AGENT SPORTS APPS

- Real-Time Sports Betting Odds
- Personalized Sports News
- Fantasy Football Coach Assistant
- Sports Q&A Expert Bot
- Fan Face Painting Contest
- AI Smack Talk Generator
- Custom Sports Podcasts
- Personalized Sports Videos
- Team & Player Analytics
- Multi-Sport Coverage
- Virtual Concierge Service
- Event Hosting Platform

LIVE APPS

GAMING & BETTING

REALTIME DATA FEED

Compliant Sports Book & iGaming Integration

USER BEHAVIOR

REALTIME DATA FEED

VIP CONTENT & DATA

CONTENT CURATION

Premium Analytics & Exclusive Content

PREMIUM TIER

AI CMS CORE

- OpenAI
- Gemini
- Claude
- Perplexity
- Cohere

CURATED USER GENERATED

REAL CONTENT TESTING

Fed back into training set + triggers new app development

CURRENT LOOP

APP PERFORMANCE

INSTANT APP BUILDS

AI DEVELOPMENT & DEPLOYMENT ENGINE

- Real-Time Code Generation
- Auto App Builder (Replit-style)
- Fan Engagement Analytics
- Instant Deployment Pipeline
- Continuous Integration/CD
- Multi-Platform Publishing
- User Behavior Tracking
- A/B Testing Framework
- Performance Optimization
- Custom Component Library
- API Gateway Management
- Database Auto-Scaling
- Security & Compliance
- Real-Time Monitoring
- UI/UX Auto-Generation

AUTO DEPLOYMENT

FEATURE REQUESTS

Potential Capital Development May Benefit

Shareholder Value

- Stabilize
- AI First
- Grow TAM

Growth Strategies

- Scale The Business
- AI First
- Open Scope Of Investment

AI Could Be A Driver of Shareholder Value

OrangeZone

RebelZone


Live Match: BLU vs. RED
Score
2 - 1
Time
82:14
Team Formation
4-3-3
Attacking
Alex Morgan
Forward · #13
Speed 9.2/10
Stamina 7.8/10
Shots on Target 4
Match Possession
BLU
RED
58% / 42%
Controls & Feed
AR Data Layers
Player Stats
Team Formation
Heatmaps
Possession Data
Live Social Feed
Jane Doe
What a goal! Can't believe he made that shot.
Mike Ross
The defense needs to tighten up. Too many open lanes.
Chris Green
This AR view is a game changer! Seeing the player stats in real-time is amazing.
Add a comment...
Stadium Mode
– In-Seat Experience
Food & Drink
INSTANT STATS


Travel Mode
Charal Mode
Travel Mode
Stadium Mode
Stadium Mode
Stadium Mode
Stavel Mode
Travel Mode -
Map Concierge
Ask/Answer Bar
Group Betting Slip